Exhibit 10.1

                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                             COMERICA BANK ("Bank")

                                       AND

                              ENGLOBAL CORPORATION
                       ENGlobal Corporate Services, Inc.,
                                 Thermaire, Inc.
                           ENGlobal Engineering, Inc.
                      ENGlobal Construction Resources, Inc.
                             ENGlobal Systems, Inc.
                              RPM Engineering, Inc.
                           ENGlobal Technologies, Inc.
                          ENGlobal Constant Power, Inc.
                          Senftleber & Associates, L.P.
                          ENGlobal Design Group, Inc.,
                           (collectively, "Borrower")

                               Dated July 27, 2004

                                      INDEX
                                                                           Page
                                                                           ----

   SECTION 1.  DEFINITIONS....................................................1
     1.1  Defined Terms.......................................................1
     1.2  Accounting Terms....................................................1
     1.3  Singular and Plural.................................................1
   SECTION 2.  TERMS, CONDITIONS AND PROCEDURES FOR BORROWING.................1
   SECTION 3.  REPRESENTATIONS AND WARRANTIES.................................2
     3.1  Authority...........................................................2
     3.2  Due Authorization...................................................2
     3.3  Title to Property...................................................2
     3.4  Encumbrances........................................................2
     3.5  Subsidiaries........................................................2
     3.6  Taxes...............................................................2
     3.7  No-Defaults.........................................................2
     3.8  Enforceability of Agreement and Loan Documents......................2
     3.9  Non-contravention...................................................3
     3.10  Actions, Suits, Litigation or Proceedings..........................3
     3.11  Compliance with Laws...............................................3
     3.12  Consents, Approvals and Filings....................................3
     3.13  Contracts, Agreements and Leases...................................3
     3.14  ERISA..............................................................3
     3.15  No Investment Company..............................................3
     3.16  No Margin Stock....................................................4
     3.17  Environmental Representations......................................4
     3.18  Accuracy of Information............................................5
     3.19  Reserved...........................................................5
     3.20  Intellectual Property..............................................5
   SECTION 4.  AFFIRMATIVE COVENANTS..........................................5
     4.1  Preservation of Existence...........................................5
     4.2  Keeping of Books....................................................5
     4.3  Reporting Requirements..............................................6
     4.4  Financial Covenants.................................................7
        (a)  Debt to Capitalization Ratio.....................................7
        (b)  Minimum Net Worth................................................7
        (c)  Maximum Leverage Ratio...........................................7
        (d)  Asset Coverage Ratio.............................................8
     4.5  Inspections.........................................................8
     4.6  Further Assurances; Financing Statements............................8
     4.7  Compliance with Leases..............................................8
     4.8  Indemnification.....................................................8
     4.9  Governmental and Other Approvals....................................9
     4.10  Insurance..........................................................9
     4.11  Compliance with ERISA..............................................9
     4.12  Environmental Covenants............................................9
     4.13  Reserved..........................................................10
     4.14  Reserved..........................................................10
     4.15  Registration of Intellectual Property Rights......................10
     4.16  Intellectual Property.............................................11
   SECTION 5.  NEGATIVE COVENANTS............................................11
     5.1  Capital Structure, Business Objects or Purpose.....................11
     5.2  Dispositions.......................................................11
     5.3  Guaranties.........................................................11
     5.4  Debt...............................................................11
     5.5  Encumbrances.......................................................12

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     5.6  Merger; Acquisitions...............................................11
     5.7  Dividends..........................................................12
     5.8  Investments........................................................12
     5.9  Transactions with Affiliates.......................................12
     5.10  Defaults on Other Obligations.....................................12
     5.11  Prepayment of Debt................................................12
     5.12  Pension Plans.....................................................12
     5.13  Subordinate Indebtedness..........................................12
     5.14  No Further Negative Pledges.......................................12
     5.15  Accounts Receivable...............................................13
     5.16  No License Restrictions...........................................13
     5.17  Acquire Fixed Assets..............................................13
     5.18  Reserved..........................................................13
   SECTION 6.  EVENTS OF DEFAULT.............................................13
     6.1  Events of Default..................................................13
     6.2  Remedies Upon Event of Default.....................................14
     6.3  Setoff.............................................................15
     6.4  Waiver of Certain Laws.............................................15
     6.5  Waiver of Defaults.................................................15
     6.6  Receiver...........................................................15
     6.7  Discretionary Credit and Credit Payable Upon Demand................16
     6.8  Application of Proceeds of Collateral..............................16
   SECTION 7.  MISCELLANEOUS.................................................16
     7.1  Accounting Principles..............................................16
     7.2  Taxes and Fees.....................................................16
     7.3  Governing Law......................................................16
     7.4  Audits of Collateral; Fees.........................................16
     7.5  Costs and Expenses.................................................17
     7.6  Notices............................................................17
     7.7  Further Action.....................................................17
     7.8  Successors and Assigns; Participation..............................17
     7.9  Indulgence.........................................................17
     7.10  Amendment and Waiver..............................................18
     7.11  Severability......................................................18
     7.12  Headings and Construction of Terms................................18
     7.13  Independence of Covenants.........................................18
     7.14  Reliance on and Survival of Various Provisions....................18
     7.15  Effective Upon Execution..........................................18
     7.16  Complete Agreement; Conflicts.....................................18
     7.17  Exhibits and Addenda..............................................18
     7.18  Separate Loans....................................................19
     7.19  WAIVER OF JURY TRIAL..............................................19
     7.20  ORAL AGREEMENTS INEFFECTIVE.......................................19



ADDENDA:
         Defined Terms Addendum
         Loan Terms, Conditions and Procedures Addendum

EXHIBITS:
         Exhibit A - Description of Property
         Exhibit B - Form of Compliance Certificate
         Exhibit C - Form of Request for Advance

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


SCHEDULES:
         Schedule 3.5      Subsidiaries
         Schedule 3.14     Employee Benefit Plans
         Schedule 3.17     Environmental Disclosures
         Schedule 3.20     Intellectual Property
         Schedule 5.4      Debt
         Schedule 5.5      Liens

                                CREDIT AGREEMENT
                                ----------------

     THIS CREDIT AGREEMENT (this "Agreement") is made and delivered effective as of the 27th day of July 2004, by and between ENGlobal Corporation, a Nevada corporation; ENGlobal Corporate Services, Inc., a Texas corporation; Thermaire, Inc., a Texas corporation; ENGlobal Engineering, Inc., a Texas corporation; ENGlobal Construction Resources, Inc., a Texas corporation; ENGlobal Systems, Inc., a Texas corporation; RPM Engineering, Inc., a Louisiana corporation; ENGlobal Technologies, Inc., a Texas corporation; ENGlobal Constant Power, Inc., a Texas corporation; Senftleber & Associates, L.P., a Texas limited partnership; and ENGlobal Design Group, Inc., a Texas corporation (collectively, "Borrower"), and COMERICA BANK ("Bank").

                                    RECITALS
                                    --------

     A. Borrower desires to obtain certain facilities from the Bank, and the Bank is willing to provide such credit facilities to and in favor of Borrower.

     B. Such credit facilities are subject to the terms and conditions set forth herein and in every other Loan Document.

     C. Such credit facilities and extensions of credit are made available to Borrower by Bank subject to the terms and conditions set forth herein and in every other Loan Document.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Borrower and Bank agree as follows:

                             SECTION 1. DEFINITIONS

     1.1 Defined Terms. The terms as used in this Agreement shall have the meanings assigned to such terms in the Defined Terms Addendum.

     1.2 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be determined and construed in accordance with GAAP.

     1.3 Singular and Plural. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

            SECTION 2. TERMS, CONDITIONS AND PROCEDURES FOR BORROWING

     Subject to the terms, conditions and procedures of this Agreement and each other Loan Document including, but not limited to, the terms, conditions and procedures set forth in the Defined Terms Addendum and Loan Terms, Conditions and Procedures Addendum, Bank agrees to make credit available to the Borrower on such dates and in such amounts as the Borrower shall request from time to time or as may otherwise be agreed to by Borrower and Bank.

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                    SECTION 3. REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants, and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement, and so long as Bank shall have any commitment or obligation to make any Loans or issue any Letters of Credit hereunder, and so long as any Indebtedness remains unpaid and outstanding under any Loan Document, as follows:

     3.1 Authority. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and authorized to do business in each other jurisdiction in which the character of its assets or the nature of its business makes such qualification necessary.

     3.2 Due Authorization. Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party or is otherwise bound, all of which have been duly authorized by all necessary action, and are not in contravention of law or the terms of any Loan Party's organizational or other governing documents.

     3.3 Title to Property. Each Loan Party has good title to all property and assets purported to be owned by it, including those assets identified on the Financial Statements most recently delivered by Borrower to Bank.

     3.4 Encumbrances. There are no security interests or other Liens or encumbrances on, and no financing statements on file with respect to, any of the property or assets of any Loan Party, except for Permitted Encumbrances.

     3.5 Subsidiaries. Borrower has no Subsidiaries, except as set forth in
Schedule 3.5 which Schedule sets forth the percentage of ownership of Borrower in each such Subsidiary as of the date of this Agreement.

     3.6 Taxes. Each Loan Party has filed, on or before their respective due dates, all federal, state, local and foreign tax returns which are required to be filed, or has obtained extensions for filing such tax returns, and is not delinquent in filing such returns in accordance with such extensions, and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively and diligently contested in good faith by appropriate proceedings, and if requested by Bank, have been bonded or reserved in an amount and manner satisfactory to Bank.

     3.7 No-Defaults. There exists no default (or event which, with the giving of notice or passage of time, or both, would result in a default) under the provisions of any instrument or agreement evidencing, governing, securing or otherwise relating to any Debt of any Loan Party or pertaining to any of the Permitted Encumbrances.

     3.8 Enforceability of Agreement and Loan Documents. Each Loan Document has been duly executed and delivered by duly authorized officer(s) or other representative(s) of each Loan Party, and constitutes the valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally at the time in effect.

     3.9 Non-contravention. The execution, delivery and performance by each Loan Party of the Loan Documents to which such Loan Party is a party or otherwise bound, are not in contravention of the terms of any indenture, agreement or undertaking to which any such Loan Party is a party or by which it is bound, except to the extent that such terms have been waived or that failure to comply with any such terms would not have a Material Adverse Effect.

     3.10 Actions, Suits, Litigation or Proceedings. There are no actions, suits, litigation or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any Governmental Authority, pending, or, to the best knowledge of Borrower, threatened against or affecting any Loan Party, which, if adversely determined, could materially impair the right of any Loan Party to carry on its business substantially as now conducted or could have a Material Adverse Effect. No Loan Party is under investigation by, or is operating under any restrictions imposed by, any Governmental Authority.

     3.11 Compliance with Laws. Each Loan Party has complied with all Governmental Requirements, including, without limitation, Environmental Laws, to the extent that failure to so comply could have a Material Adverse Effect.

     3.12 Consents, Approvals and Filings. Except as have been previously obtained or as otherwise expressly provided in this Agreement, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority and no material authorization, consent or approval from any other Person, is required in connection with the execution, delivery and performance by each Loan Party of any Loan Document to which it is a party. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Borrower, any threatened attack, in any material respect, by appeal, direct proceeding or otherwise.

     3.13 Contracts, Agreements and Leases. To Borrower's knowledge, no Loan Party is in default (beyond any applicable period of grace or cure) in complying with any provision of any material contract, agreement, indenture, lease or instrument to which it is a party or by which it or any of its properties or assets are bound, where such default would have a Material Adverse Effect. To Borrower's knowledge, each material contract, commitment, undertaking, agreement, indenture and instrument is in full force and effect and is valid and legally binding.

     3.14 ERISA. Except as shown on Schedule 3.14, no Loan Party maintains or contributes to any employee benefit plan subject to Title IV of ERISA. Furthermore, no Loan Party has incurred any accumulated funding deficiency within the meaning of ERISA or incurred any liability to the PBGC in connection with any employee benefit plan established or maintained by such Loan Party, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

     3.15 No Investment Company. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor is any Loan Party "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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     3.16 No Margin Stock. No Loan Party is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or made available by any Loan Party in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock, or otherwise used or made available for any other purpose which might violate the provisions of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System. Terms for which meanings are provided in Regulation U of said Board of Governors or any regulations substituted therefor, as are from time to time in effect, are used in this Section with such meanings, and these representations and warranties shall be immediately effective.

     3.17 Environmental Representations.

          (a) No Loan Party has received any notice of any violation of any Environmental Law(s); and no Loan Party is a party to any litigation or administrative proceeding, nor, so far as is known by Borrower, is any litigation or administrative proceeding threatened against any Loan Party which, in any case, (i) asserts or alleges that any Loan Party violated any Environmental Law(s), (ii) asserts or alleges that any Loan Party is required to clean up, remove or take any other remedial or response action due to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials, or (iii) asserts or alleges that any Loan Party is required to pay all or a portion of any past, present or future clean-up, removal or other remedial or response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials by any Loan Party, and which, either singularly or in the aggregate, could have a Material Adverse Effect.

          (b) To Borrower's knowledge, there are no conditions existing currently which could subject any Loan Party to damages, penalties, injunctive relief or clean-up costs under any applicable Environmental Law(s), or which require, or are likely to require, clean-up, removal, remedial action or other response pursuant to any applicable Environmental Law(s) by any Loan Party, and which, in any case, either singularly or in aggregate, could have a Material Adverse Effect.

          (c) No Loan Party is subject to any judgment, decree, order or citation related to or arising out of any applicable Environmental Law(s), which, either singularly or in the aggregate, could have a Material Adverse Effect; and, to Borrower's knowledge, no Loan Party has been named or listed as a potentially responsible party by any Governmental Authority in any matter arising under any applicable Environmental Law(s), except as disclosed in Schedule 3.17, and, in the event that any such matters are disclosed in said Schedule 3.17 they will not, either singularly or in the aggregate, have a Material Adverse Effect.

          (d) Each Loan Party has all permits, licenses and approvals required under applicable Environmental Laws, where the failure to so obtain or maintain any such permits, licenses or approvals could have a Material Adverse Effect.

     3.18 Accuracy of Information. The Financial Statements previously furnished to Bank have been prepared in accordance with GAAP and fairly present the financial condition of Borrower and, as applicable, the consolidated financial condition of Borrower and such other Person(s) as such Financial Statements purport to present, and the results of their respective operations as of the dates and for the periods covered thereby; and since the date(s) of said Financial Statements, there has been no material adverse change in the financial condition of Borrower or any other Person covered by such Financial Statements. No Loan Party, nor any such other Person has any material contingent obligations, liabilities for taxes, long-term leases or long-term commitments not disclosed by, or reserved against in, such Financial Statements. Each Loan Party is solvent, able to pay its respective debts as they mature, has capital sufficient to carry on its business and has assets the fair market value of which exceed its liabilities, and no Loan Party will be rendered insolvent, under-capitalized or unable to pay debts generally as they become due by the execution or performance of any Loan Document to which it is a party or by which it is otherwise bound.

     3.19 Reserved.

     3.20 Intellectual Property . Borrower and each Loan Party own or have rights to use all Intellectual Property necessary to continue to conduct their respective businesses as now or heretofore conducted or proposed to be conducted, and each patent, trademark, copyright and license held by Borrower or such other Loan Party is listed, together with application or registration, numbers, as applicable, on Schedule 3.20. Neither the Borrower nor any such other Loan Party is a party to any license or other agreement that restricts such Person from granting Bank a Lien upon any of such Person's rights under license or agreement. Borrower and each Loan Party conduct their respective businesses and affairs without infringement upon or interference with any Intellectual Property of any other Person.

                        SECTION 4. AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan or issue any Letter of Credit under this Agreement, and until all instruments and agreements evidencing any Loan which is payable on demand or which conditions advances upon the Bank's discretion are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it will, and, as applicable, it will cause each Loan Party within its control or under common control to:

     4.1 Preservation of Existence. Preserve and maintain its existence and preserve and maintain such of its rights, licenses, and privileges as are material to the business and operations conducted by it; qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto.

     4.2 Keeping of Books. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements (including, without limitation, those Financial Statements to be delivered to

Bank pursuant Section 4.3 hereof) prepared in accordance with GAAP; and permit Bank, or its representatives, at reasonable times and intervals, at Borrower's cost and expense, to visit any office of any Loan Party, discuss its financial matters with its officers, employees and independent certified public accountants, and by this provision, Borrower authorizes such officers, employees and accountants to discuss the finances and affairs of any Loan Party and to examine any of its books and other corporate records.

     4.3 Reporting Requirements. Furnish to Bank, or cause to be furnished to Bank, the following:

          (a) as soon as available, and in any event within three (3) Business Days after becoming aware of the occurrence or existence of each Default or Event of Default hereunder or any material adverse change in the financial condition of any Loan Party, a written statement of the chief financial officer of Borrower (or in his or her absence, a responsible senior officer of Borrower), setting forth details of such Default, Event of Default or change, and the action which Borrower has taken, or has caused to be taken, or proposes to take, or to cause to be taken, with respect thereto;

          (b) as soon as available, and in any event within one hundred (100) days after and as of the end of each fiscal year of Borrower, audited Financial Statements of Borrower, and such other of the Loan Parties as may be required by the Bank, consolidated, as applicable, including a balance sheet, income statement, statement of profit and loss, and statement of cash flows, for and as of such fiscal year then ending, with comparative numbers for the preceding fiscal year, and such other comments and financial details as are usually included in similar reports. Such audited Financial Statements shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and approved by Bank and shall contain unqualified opinions as to the fairness of the statements therein contained.

          (c) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, including the last such reporting period of each of Borrower's fiscal years, Financial Statements of Borrower and such of the other Loan Parties as may be required by the Bank, consolidated, as applicable, for and as of such reporting period, including a balance sheet, income statement, statement of profit and loss, and statement of cash flows for and as of such reporting period then ending and for and as of that portion of the fiscal year then ending, with comparative numbers for the same period of the preceding fiscal year, in each case, certified by the chief financial officer of Borrower and, as applicable, each other Loan Party as to consistency with prior financial reports and accounting periods, accuracy and fairness of presentation;

          (d) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, agings and reports of accounts receivable of Borrower and such of the other Loan Parties as may be required by the Bank, in form and detail satisfactory to Bank;

          (e) as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, agings and reports of accounts payable of Borrower and such of the other Loan Parties as may be required by the Bank, in form and detail satisfactory to Bank;

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


          (f) simultaneously with the Financial Statements to be delivered to Bank pursuant to Sections (b) and (c) above, a Compliance Certificate dated as of the end of such month or year, as the case may be;

          (g) promptly upon receipt thereof, copies of all management letters and other substantive reports submitted to any Loan Party by independent certified public accountants in connection with any annual audit of any such party;

          (h) promptly after filing the same, a copy of Borrower's annual federal income tax return; and

          (i) promptly, and in form and detail satisfactory to Bank, such other information as Bank may request from time to time.

     4.4 Financial Covenants. On a consolidated basis, Borrower will maintain all financial covenants set forth below.

          (a) Debt to Capitalization Ratio. Maintain as of the last day of each calendar month during the term of this Agreement a ratio of (a) Funded Debt to (b) the sum of (i) Debt plus (ii) Net Worth of not more than 0.40 to 1.

          (b) Minimum Net Worth. Maintain as of the last day of each calendar quarter during the term of this Agreement a minimum Net Worth of not less than the sum of (i) $18,175,000 plus (ii) 75% of Net Income earned in each fiscal quarter beginning with the quarter ending June 30, 2004 (without deduction for losses) plus (iii) 100% of the net proceeds of any offering, sale or other transfer of any capital stock or equity securities of any kind of the Borrower after the date hereof; provided for purposes of this covenant adjustments may be made for any non-recurring transaction costs incurred by Borrower.

          (c) Maximum Leverage Ratio. Maintain as of the last day of each calendar month during the term of this Agreement a ratio of Funded Debt to Adjusted EBITDA for the twelve (12) months ending on each date occurring during the term of this Agreement no greater than 3.00 to 1; provided that, for purposes of this covenant and subject to Bank approval, Adjusted EBITDA shall have added back the trailing 12-month EBITDA of new acquisitions exceeding a gross purchase price of $2,500,000.

          (d) Asset Coverage Ratio. Maintain at all times during the term of this Agreement a ratio of (a) the outstanding balance of the Revolving Loans to (b) the sum, as of the last day of each calendar month, of (i) outstanding billed accounts receivable and (ii) unbilled accounts receivable of not more than 1.00 to 1.00.

     4.5 Inspections. Permit Bank, through its authorized attorneys, accountants and representatives, at Borrower's cost and expense, to examine each Loan Party's books, accounts, records, ledgers, assets and properties of every kind and description, wherever located, at all reasonable times during normal business hours, upon oral or written request of Bank.

     4.6 Further Assurances; Financing Statements. Furnish Bank, at Borrower's expense, upon Bank's request and in form satisfactory to Bank (and execute and deliver or cause to be executed and delivered), such additional pledges, assignments, mortgages, lien instruments or other security instruments, consents, acknowledgments, subordinations and financing statements covering any or all of the Collateral pledged, assigned, mortgaged or encumbered pursuant to any Loan Document, of every nature and description, whether now owned or hereafter acquired by Borrower or any other Person providing such Collateral, together with such other documents or instruments as Bank may require to effectuate more fully the purposes of any Loan Document.

     4.7 Compliance with Leases. Comply with all terms and conditions of any leases covering any premises or property (real or personal) wherein any of the Collateral is or may be located, or covering any of the other material personal or real property now or hereafter owned, leased or otherwise used by any Loan Party in the conduct of its business, and any Governmental Requirement, except where the failure to so comply could not cause a Material Adverse Effect.

     4.8 Indemnification. Indemnify, defend and save Bank harmless from any and all claims, losses, costs, damages, liabilities, obligations and expenses, including, without limitation, reasonable attorneys' fees (whether inside or outside counsel is used), incurred by Bank by reason of any Default or Event of Default, in defending or protecting the Liens which secure or purport to secure all or any portion of the Indebtedness, whether existing under any Loan Document or otherwise or the priority thereof, or in enforcing the obligations of Borrower or any other Person under or pursuant to any Loan Document, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with the Collateral or any Loan Document, INCLUDING ANY CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS, AND EXPENSES RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent but only to the extent caused by, or resulting from, Bank's gross negligence or willful misconduct.

     4.9 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and/or performance by any Loan Party of any Loan Document to which it is a party.

     4.10 Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature (including, without limitation, loss of rent and/or business interruption insurance and boiler and machinery insurance), and in the event of acquisition of additional property, real or personal, or of the incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property subject to any Loan Document or property in which the Bank shall have a Lien of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Borrower (or other Person providing Collateral) and Bank, with mortgagee's clauses in favor of and satisfactory to Bank for all such policies, and such policies shall also provide that they may not be canceled or changed without thirty (30) days' prior written notice to Bank. Upon the request of Bank, all of said policies, or copies thereof, including all endorsements thereon and those required hereunder, shall be deposited with Bank.

     4.11 Compliance with ERISA. In the event that any Loan Party or any of its Subsidiaries maintain(s) or establish(es) a Pension Plan subject to ERISA, (a) comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated, including, but not limited to, the minimum funding requirements thereof; (b) promptly notify Bank upon the occurrence of a "reportable event" or "prohibited transaction" within the meaning of ERISA, or that the PBGC or any Loan Party has instituted or will institute proceedings to terminate any Pension Plan, together with a copy of any proposed notice of such event which may be required to be filed with the PBGC; and (c) furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each Pension Plan covered by ERISA, and filed with the Internal Revenue Service by any Loan Party not later than thirty (30) days after such report has been so filed.

     4.12 Environmental Covenants.

          (a) Comply with all applicable Environmental Laws, and maintain all permits, licenses and approvals required under applicable Environmental Laws, where the failure to do so could have a Material Adverse Effect.

          (b) Promptly notify Bank, in writing, as soon as Borrower becomes aware of any condition or circumstance which makes any of the environmental representations or warranties set forth in this Agreement incomplete, incorrect or inaccurate in any material respect as of any date; and promptly provide to Bank, immediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a violation of any Environmental Laws by any Loan Party, or of any circumstance or condition which requires or may require, a financial contribution by any Loan Party, or a clean-up, removal, remedial action or other response by or on behalf of any Loan Party, under applicable Environmental Law(s), or which seeks damages or civil, criminal or punitive penalties from any Loan Party or any violation or alleged violation of Environmental Law(s).

          (c) Borrower hereby agrees to indemnify, defend and hold Bank, and any of Bank's past, present and future officers, directors, shareholders, employees, representatives and consultants, harmless from any and all claims, losses, damages, suits, penalties, costs, liabilities, obligations and expenses (including, without limitation, reasonable legal expenses and attorneys' fees, whether inside or outside counsel is used) incurred or arising out of any claim, loss or damage of any property, injuries to or death of any persons, contamination of or adverse effects on the environment, or other violation of any applicable Environmental Law(s), in any case, caused by any Loan Party or in any way related to any property owned or operated by any Loan Party or due to any acts of any Loan Party or any of its officers, directors, shareholders, employees, consultants and/or representatives INCLUDING ANY CLAIMS, LOSSES, DAMAGES, SUITS, PENALTIES, COSTS, LIABILITIES, OBLIGATIONS OR EXPENSES, RESULTING FROM BANK'S OWN NEGLIGENCE; provided however, that the foregoing indemnification shall not be applicable, and Borrower shall not be liable for any such claims, losses, damages, suits, penalties, costs, liabilities, obligations or expenses, to the extent (but only to the extent) the same arise or result from any gross negligence or willful misconduct of Bank or any of its agents or employees.

     4.13 Reserved.

     4.14 Reserved.

     4.15 Registration of Intellectual Property Rights. Borrower and each other Loan Party shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those Intellectual Property rights listed in Schedule 3.20 to this Agreement or in any security agreement now or hereafter securing or purporting to secure any of the Indebtedness within thirty
(30) days of the date of such agreement. Borrower and each other Loan Party shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional Intellectual Property rights developed or acquired by Borrower or such other Loan Party from time to time prior to the sale or licensing of such product to any third party including, without limitation, revisions or additions to the Intellectual Property rights listed in Schedule 3.20 to this Agreement or in any agreement now or hereafter securing or purporting to secure any of the Indebtedness.

          (a) Borrower and each other Loan Party shall execute and deliver such additional instruments and documents from time to time as Bank shall request to perfect the Bank's Liens upon the Intellectual Property now or hereafter securing or purporting to secure any of the Indebtedness.

          (b) Borrower and each other Loan Party shall (i) protect, defend and maintain the validity and enforceability of all trademarks, patents and copyrights and other Intellectual Property now or hereafter securing or purporting to secure any of the Indebtedness, (ii) use commercially reasonable efforts to detect infringements of the same and promptly advise Bank in writing of material infringements detected and (iii) not allow any of the same to be abandoned, forfeited or dedicated to the public.

          (c) Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section to take but which Borrower fails to take.

     4.16 Intellectual Property. Borrower and each Loan Party will conduct their respective businesses and affairs without infringement of or interference with any Intellectual Property of any other Person.

                          SECTION 5. NEGATIVE COVENANTS

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan or issue any Letter of Credit under this Agreement and until all instruments and agreements evidencing any Loan which is payable on demand or which conditions advances upon the Bank's discretion are fully discharged and terminated, and thereafter, so long as any Indebtedness remains outstanding, it will not, and it will not allow any Loan Party within its control or under common control to, without the prior written consent of the Bank:

     5.1 Capital Structure, Business Objects or Purpose. Except as permitted in Sections 5.6 and 5.7 hereof, purchase, acquire or redeem any of its equity ownership interests, or enter into any reorganization or recapitalization or reclassify its equity ownership interests, or make any material change in its capital structure or general business objects or purpose.

     5.2 Dispositions. Sell, lease, transfer, relocate or dispose of all, substantially all, or any material part of its assets (whether in a single transaction or in a series of transactions).

     5.3 Guaranties. Guarantee, endorse, or otherwise become secondarily liable for or upon the obligations or Debt of others (whether directly or indirectly) except:

          (a) guaranties in favor of and satisfactory to Bank;

          (b) endorsements for deposit or collection in the ordinary course of business; or

          (c) guaranties of the Debt or other obligation of another Borrower, to the extent such Debt or other obligation is permitted under the terms of this Agreement.

     5.4 Debt. Become or remain obligated for any Debt, except:

          (a) Indebtedness and other Debt from time to time outstanding and owing to Bank;

          (b) current unsecured trade, utility or non-extraordinary accounts payable arising in the ordinary course of business;

          (c) Debt subordinated to the prior payment in full of the Indebtedness upon terms and conditions approved in writing by Bank; and

          (d) Debt (including, without limitation, Capitalized Lease Obligations) outstanding as of the date hereof more particularly described in Schedule 5.4 attached hereto.

     5.5 Encumbrances. Create, incur, assume or suffer to exist any Lien upon, or create, suffer or permit to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for Permitted Encumbrances.

     5.6 Merger; Acquisitions. Change its name, enter into any merger or consolidation (whether or not the surviving entity thereunder), or purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any Person or any shares of stock or other ownership interests of any Person or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition; provided, however, that Borrower may acquire like-kind businesses subject to the following limitations:

          (a) Borrower may not expend more than $2,500,000, regardless of the form of consideration paid, on any single acquisition without express written approval from Bank;

          (b) Borrower may not expend more than $10,000,000 in cash, when considering the aggregate of all such acquisitions, from the date hereof until the Revolving Credit Maturity Date; and

          (c) Borrower may not expend more than $20,000,000 in any form of consideration, when considering the aggregate of all such acquisitions, from the date hereof until the Revolving Credit Maturity Date.

     5.7 Dividends. Declare or pay dividends on, or make any other distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock or other ownership interests, except (a) dividends payable by a Subsidiary of Borrower to Borrower or by the Subsidiary of another Loan Party to such other Loan Party; (b) dividends payable solely in stock; and (c) the redemption, repurchase or acquisition of any shares of its capital stock payable upon an employee's termination pursuant to its employee stock option, repurchase, or similar plan; provided, however, that after giving effect to such redemption, repurchase or acquisition, Borrower or such other Loan Party, as applicable, shall be in full compliance with the terms of this Agreement.

     5.8 Investments. Except as permitted in Sections 5.6 and 5.7 hereof, make or allow to remain outstanding any investment (whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans, advances or extensions of credit to, any Person, other than:

          (a) Borrower's current ownership interests in those Subsidiaries of Borrower identified on Schedule 3.5 attached hereto; and

          (b) any investment in direct obligations of the United States of America or any agency thereof, or in certificates of deposit issued by Bank, maintained consistent with Borrower's or such Subsidiary's business practices prior to the date hereof; provided, that no such investment shall mature more than ninety (90) days after the date when made or the issuance thereof.

     5.9 Transactions with Affiliates. Enter into any transaction with any of their stockholders, officers, employees, partners or any of their Affiliates, except subject to the terms hereof, transactions in the ordinary course of business and on terms not less favorable than would be usual and customary in similar transactions between Persons dealing at arm's length.

     5.10 Defaults on Other Obligations. Fail to perform, observe or comply duly with any covenant, agreement or other obligation to be performed, observed or complied with by any Loan Party, subject to any grace periods provided therein, which failure could have a Material Adverse Effect.

     5.11 Prepayment of Debt. Prepay any Debt (or take any actions which impose an obligation to prepay), except, subject to the terms hereof or thereof, Indebtedness.

     5.12 Pension Plans. Except in compliance with this Agreement, enter into, maintain, or make contribution to, directly or indirectly, any Pension Plan that is subject to ERISA.

     5.13 Subordinate Indebtedness. Subordinate any indebtedness due to it from any Person to indebtedness of other creditors of such Person.

     5.14 No Further Negative Pledges. Enter into or become subject to any agreement (other than this Agreement or the Loan Documents) (a) prohibiting the guaranteeing by any Loan Party of any obligations, (b) prohibiting the creation or assumption of any Lien upon the properties or assets of any Loan Party, whether now owned or hereafter acquired or (c) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

     5.15 Accounts Receivable. Sell or assign any Account, account receivable, note or trade acceptance, except to the Bank.

     5.16 No License Restrictions. Permit any restriction in any license or other agreement that restricts Borrower or any other Loan Party from granting a Lien to Bank upon any of Borrower's or such other Loan Party's rights under such license or agreement.

     5.17 Acquire Fixed Assets. Acquire or expend for, or commit to acquire or expend for, fixed assets by lease (including any Capitalized Lease Obligations), purchase or otherwise in an aggregate amount that exceeds $1,000,000 in any fiscal year.

     5.18 Reserved.

                          SECTION 6. EVENTS OF DEFAULT

     6.1 Events of Default. The occurrence or existence of any of the following conditions or events shall constitute an "Event of Default" hereunder:

          (a) upon non-payment of any principal, interest or other sums due under the terms of this Agreement or under any Note(s), or under any other instrument or evidence of Indebtedness, whether under this Agreement, any Note(s), or otherwise, in any case, when due in accordance with the terms hereof or thereof; or if any Guarantor shall fail to pay, when due, any indebtedness, obligation or liability whatsoever of any such Guarantor to Bank;

          (b) default in the observance or performance of any of the other conditions, covenants or agreements of Borrower set forth in this Agreement;

          (c) any representation or warranty made by any Loan Party in any Loan Document shall be untrue or incorrect in any material respect;

          (d) any default or event of default, as the case may be, in the observance or performance of any of the conditions, covenants or agreements of any Loan Party set forth in any Loan Document and continuation thereof beyond any applicable period of grace or cure provided with respect thereto;

          (e) any default by any Loan Party, in the payment of any Debt (other than Debt owing to Bank), or in the observance or performance of any conditions, covenants or agreements related or given with respect thereto and, in each such case, continuation thereof beyond any applicable grace or cure period;

          (f) the rendering of one or more judgments or decrees for the payment of money, against any Loan Party, and such judgment(s) or decree(s) shall remain unvacated, unbonded or unstayed, by appeal or otherwise, for a period of sixty (60) consecutive days after the date of entry;

          (g) the failure by any Loan Party, to meet the minimum funding requirements under ERISA with respect to any Pension Plan established or maintained by it; the occurrence of any "reportable event", as defined in ERISA, which could constitute grounds for termination by the PBGC of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan, and such reportable event is not corrected and such determination is not revoked within thirty (30) days after notice thereof has been given to the plan administrator or any Loan Party, as the case may be; or the institution of any proceedings by the PBGC to terminate any such Pension Plan or to appoint a trustee by the appropriate United States District Court to administer any such Pension Plan;

          (h) if any Loan Party, becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, liquidator, conservator or other custodian for any Loan Party, or a substantial part of its property, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver, liquidator, conservator or other custodian is appointed for any Loan Party, or for a substantial part of its property, and the same is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against any Loan Party, and, if instituted against any Loan Party, the same is consented to or acquiesced in by any such Loan Party or otherwise remains undismissed for thirty (30) days; or any warrant of attachment is issued against any substantial part of the property of any Loan Party, which is not released within thirty (30) days of service thereof; or

          (i) if any Loan Document shall be terminated, revoked, or otherwise rendered void or unenforceable, in any case, without Bank's prior written consent.

     6.2 Remedies Upon Event of Default. Upon the occurrence and at any time during the existence or continuance of any Event of Default, but without impairing or otherwise limiting the Bank's right to demand payment of all or any portion of the Indebtedness which is payable on demand, at Bank's option, Bank may give notice to Borrower declaring all or any portion of the Indebtedness remaining unpaid and outstanding, whether under the Notes or otherwise, to be due and payable in full without presentation, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, whereupon all such Indebtedness shall immediately become due and payable. Furthermore, upon the occurrence of a Default or Event of Default and at any time during the existence or continuance of any Default or Event of Default, but without impairing or otherwise limiting the right of Bank, if reserved under any Loan Document, to make or withhold financial accommodations at its discretion, to the extent not yet disbursed, any commitment by Bank to make any further loans to Borrower or issue any further Letters of Credit for Borrower's account under this Agreement shall automatically terminate; provided, should such Default or Event of Default be cured to Bank's satisfaction, Bank may, but shall be under no obligation to, reinstate any such commitment by written notice to Borrower. Notwithstanding the foregoing, in the case of an Event of Default under Section 6.1(i), and notwithstanding the lack of any notice, demand or declaration by Bank, the entire Indebtedness remaining unpaid and outstanding shall become automatically due and payable in full, and any commitment by Bank to make any further loans to Borrower or issue any further Letters of Credit for Borrower's account shall be automatically and immediately terminated, without any requirement of notice or demand by Bank upon Borrower, each of which are hereby expressly waived by Borrower. The foregoing rights and remedies are in addition to any other rights, remedies and privileges Bank may otherwise have or which may be available to it, whether under this Agreement, any other Loan Document, by law, or otherwise.

     6.3 Setoff. In addition to any other rights or remedies of Bank under any Loan Document, by law or otherwise, upon the occurrence and during the continuance or existence of any Event of Default, Bank may, at any time and from time to time, without notice to Borrower (any requirements for such notice being expressly waived by Borrower), setoff and apply against any or all of the Indebtedness (whether or not then due), any or all deposits (general or special, time or demand, provisional or final) at any time held by Borrower and other indebtedness at any time owing by Bank to or for the credit or for the account of Borrower, and any property of Borrower, from time to time in possession or control of Bank, irrespective of whether or not Bank shall have made any demand hereunder or for payment of the Indebtedness and although such obligations may be contingent or unmatured, and regardless of whether any Collateral then held by Bank is adequate to cover the Indebtedness. The rights of Bank under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which Bank may otherwise have. Borrower hereby grants Bank a Lien on and security interest in all such deposits, indebtedness and other property as additional collateral for the payment and performance of the Indebtedness.

     6.4 Waiver of Certain Laws. To the extent permitted by applicable law, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or to any security interest or other Lien contemplated by or granted under or in connection with this Agreement or the Indebtedness.

     6.5 Waiver of Defaults. No Default or Event of Default shall be waived by Bank except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Bank, and such waiver and shall be effective only for the specific time(s) and purpose(s) given. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of Bank's rights. No waiver of any Default or Event of Default shall extend to any other or further Default or Event of Default. No forbearance on the part of Bank in enforcing any of Bank's rights or remedies under any Loan Document shall constitute a waiver of any of its rights or remedies. Borrower expressly agrees that this Section may not be waived or modified by Bank by course of performance, estoppel or otherwise.

     6.6 Receiver. Bank, in any action or suit to foreclose upon any of the Collateral, shall be entitled, without notice or consent, and completely without regard to the adequacy of any security for the Indebtedness, to the appointment of a receiver of the business and premises in question, and of the rents and profits derived therefrom. This appointment shall be in addition to any other rights, relief or remedies afforded Bank. Such receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell, foreclose or complete foreclosure on Collateral for the benefit of Bank, pursuant to provisions of applicable law.

     6.7 Discretionary Credit and Credit Payable Upon Demand. To the extent that any of the Indebtedness shall, at anytime, be payable upon demand, nothing contained in this Agreement, or any other Loan Document, shall be construed to prevent Bank from making demand, without notice and with or without reason, for immediate payment of all or any part of such Indebtedness at any time or times, whether or not a Default or Event of Default has occurred or exists. In the event that such demand is made upon any portion of the Indebtedness, the Bank, at its election, may terminate any commitment by Bank to make any further loans to Borrower or issue any further Letters of Credit for Borrower's account under this Agreement or otherwise. Furthermore, to the extent any Loan Document authorizes the Bank, at its discretion, to make or to decline to make financial accommodations to the Borrower, nothing contained in this Agreement or any other Loan Document shall be construed to limit or impair such discretion or to commit or otherwise obligate the Bank to make any such financial accommodation.

     6.8 Application of Proceeds of Collateral. Notwithstanding anything to the contrary set forth in any Loan Document, after an Event of Default, the proceeds of any of the Collateral, together with any offsets, voluntary payments, and any other sums received or collected in respect of the Indebtedness, may be applied in such order and manner as determined by Bank in its sole and absolute discretion.

                            SECTION 7. MISCELLANEOUS

     7.1 Accounting Principles. Except to the extent expressly stated to the contrary herein, where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made for purposes of this Agreement, it shall be done in accordance with GAAP, and all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

     7.2 Taxes and Fees. Unless otherwise prohibited by applicable law, should any tax (other than a tax based upon the net income of Bank) or recording or filing fee become payable in respect of any Loan Document, any of the Collateral, any of the Indebtedness or any amendment, modification or supplement hereof or thereof, Borrower agrees to pay such taxes (or reimburse Bank therefor upon demand for reimbursement), together with any interest or penalties thereon, and agrees to hold Bank harmless with respect thereto.

     7.3 Governing Law. Each Loan Document shall be deemed to have been delivered in the State of Texas, and shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the Uniform Commercial Code, other personal property law or real property law of another jurisdiction where Collateral is located is applicable, and except to the extent expressed to the contrary in any Loan Document. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     7.4 Audits of Collateral; Fees. Bank shall have the right from time to time to audit Accounts and Inventory pledged by any Loan Party and other Collateral, provided that such audits will be conducted no more than one (1) time in any fiscal year unless an Event of Default has occurred. Borrower agrees to reimburse Bank, on demand, for customary and reasonable fees and costs incurred by Bank for such audits and for each appraisal of Collateral and financial analysis and examination of Borrower or any other Loan Party performed from time to time.

     7.5 Costs and Expenses. Borrower shall pay Bank, on demand, all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses (whether inside or outside counsel is used), incurred by Bank in perfecting, revising, protecting or enforcing any of its rights or remedies against any Loan Party or any Collateral, or otherwise incurred by Bank in connection with any Default or Event of Default or the enforcement of the Loan Documents or the Indebtedness. Following Bank's demand upon Borrower for the payment of any such costs and expenses, and until the same are paid in full, the unpaid amount of such costs and expenses shall constitute Indebtedness and shall bear interest at the Default Rate.

     7.6 Notices. All notices and other communications provided for in any Loan Document (unless otherwise expressly stipulated therein) or contemplated thereby, given thereunder or required by law to be given, shall be in writing (unless expressly provided to the contrary). If personally delivered, such notices shall be effective when delivered, and in the case of mailing or delivery by overnight courier, such notices shall be effective when placed in an envelope and deposited at a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier, postage prepaid, in each case addressed to the parties as set forth on the signature page of this Agreement, or to such other address as a party shall have designated to the other in writing in accordance with this Section. In the case of mailing, the mailing shall be by certified or first class mail. The giving of at least five (5) days' notice before Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes; provided, that this shall not be deemed to require Bank to give such five (5) days' notice, or any notice, if not specifically required to do so in this Agreement.

     7.7 Further Action. Borrower, from time to time, upon written request of Bank, will promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and promptly take all such further action as may be reasonably required to carry out the intent and purpose of the Loan Documents, and to provide for the Loans thereunder and payment of the Notes, according to the intent and purpose therein expressed.

     7.8 Successors and Assigns; Participation. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns. The foregoing shall not authorize any assignment or transfer by Borrower, of any of its respective rights, duties or obligations hereunder, such assignments or transfers being expressly prohibited. Bank, however, may freely assign, whether by assignment, participation or otherwise, its rights and obligations hereunder, and is hereby authorized to disclose to any such assignee or participant (or proposed assignee or participant) any financial or other information in its knowledge or possession regarding any Loan Party or the Indebtedness.

     7.9 Indulgence. No delay or failure of Bank in exercising any right, power or privilege hereunder or under any of the Loan Documents shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege available to Bank. The rights and remedies of Bank hereunder are cumulative and are not exclusive of any rights or remedies of Bank.

     7.10 Amendment and Waiver. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance(s) and for the specific time(s) and purpose(s) for which given.

     7.11 Severability. In case any one or more of the obligations of any Loan Party under any Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of such Loan Party shall not in any way be affected or impaired thereby, and such invalidity, illegally or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of such Loan Party under any Loan Document in any other jurisdiction.

     7.12 Headings and Construction of Terms. The headings of the various sub-Sections hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. Where the context herein requires, the singular number shall include the plural, and any gender shall include any other gender.

     7.13 Independence of Covenants. Each covenant hereunder shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of any Default or Event of Default.

     7.14 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of any Loan Party made in any Loan Document, or in any certificate, report, financial statement or other document furnished by or on behalf of any Loan Party in connection with any Loan Document, shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank or on Bank's behalf, and those covenants and agreements of Borrower set forth in Sections 4.8 and 4.12 hereof (together with any other indemnities of Borrower contained elsewhere in any Loan Document) shall survive the termination of this Agreement and the repayment in full of the Indebtedness.

     7.15 Effective Upon Execution. This Agreement shall become effective upon the execution hereof by Bank and Borrower, and shall remain effective until the Indebtedness under this Agreement and each of the Notes and the related Loan Documents shall have been repaid and discharged in full and no commitment to extend any credit hereunder (whether optional or obligatory) remains outstanding.

     7.16 Complete Agreement; Conflicts. The Loan Documents contain the entire agreement of the parties thereto, and none of the parties shall be bound by anything not expressed in writing. In the event that and to the extent that any of the terms, conditions or provisions of any of the other Loan Documents are inconsistent with or in conflict with any of the terms, conditions or provisions of this Agreement, the applicable terms, conditions and provisions of this Agreement shall govern and control.

     7.17 Exhibits and Addenda. The following Addenda, Exhibits and Schedules are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

         Addenda:
         --------
         Defined Terms Addendum
         Loan Terms, Conditions and Procedures Addendum

         Exhibits:
         ---------
         Exhibit A - Description of Property
         Exhibit B - Form of Compliance Certificate
         Exhibit C - Form of Request for Advance

         Schedules:
         ----------
         Schedule 3.5      Subsidiaries
         Schedule 3.14     Employee Benefit Plans
         Schedule 3.17     Environmental Disclosures
         Schedule 3.20     Intellectual Property
         Schedule 5.4      Debt
         Schedule 5.5      Liens

     7.18 Separate Loans. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, to the extent the loan agreement or promissory note which evidences a specified portion of the Indebtedness (herein referred to as a "Separate Loan"), or any security agreement, mortgage, deed of trust or other document which specifically secures such Separate Loan (collectively referred to as the "Separate Loan Documents"), expressly stipulates that the Separate Loan shall only be secured by specifically identified collateral or that the collateral described in the Separate Loan Documents shall not secure any Indebtedness other than the Separate Loan, the applicable provisions of the Separate Loan Documents shall control. Furthermore, to the extent any Separate Loan Document expressly stipulates that a default or event of default under the Loan Documents shall not, unless otherwise expressly stipulated in a Separate Loan Document, constitute a default or event of default with respect to the Separate Loan, the applicable provisions of the Separate Loan Documents shall control.

     7.19 WAIVER OF JURY TRIAL. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF EITHER OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

     7.20 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS

AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     WITNESS the due execution hereof as of the day and year first above written.


                               ORROWER:

Address for notice             ENGLOBAL CORPORATION,
for each Borrower:             a Nevada corporation

3155 Executive Blvd.
Suite 222                      By:      /s/ R.W. Raiford
Beaumont, TX 77705                ----------------------------------------------
                                        R.W. Raiford
                                        Chief Financial Officer and Treasurer


                               ENGLOBAL CORPORATE SERVICES, INC., a Texas
                                   corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               THERMAIRE, INC., a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               ENGLOBAL ENGINEERING, INC.,
                               a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               ENGLOBAL CONSTRUCTION
                               RESOURCES, INC., a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer

                               ENGLOBAL SYSTEMS, INC.,
                               a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               RPM ENGINEERING, INC.,
                               a Louisiana corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               ENGLOBAL TECHNOLOGIES, INC.,
                               a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               ENGLOBAL CONSTANT POWER, INC.,
                               a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               SENFTLEBER & ASSOCIATES, L.P.,
                               a Texas limited partnership

                               By:      ENGlobal Design Group, Inc.,
                                        a Texas corporation, its general partner


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford
                                        Chief Financial Officer and Treasurer

                               ENGLOBAL DESIGN GROUP, INC.,
                               a Texas corporation


                               By:      /s/ R.W. Raiford
                                  ----------------------------------------------
                                        R.W. Raiford,
                                        Chief Financial Officer and Treasurer


                               BANK:

Address for notice             COMERICA BANK,
for Bank:

P.O. Box 650282                By:      /s/ James R. McNutt
Dallas, TX 75265-0282              ---------------------------------------------
Attn: Commercial Lending Services       James R. McNutt, Senior Vice President
Mailcode 6583

                             DEFINED TERMS ADDENDUM
                             ----------------------

     As used in the Agreement, the following terms shall have the following meanings:

     "Accounts," "Chattel Paper," and "General Intangibles" shall have the respective meanings assigned to them in the UCC on the date of this Agreement.

     "Adjusted EBITDA" shall mean, for Borrower, Borrower's EBITDA plus non-recurring transaction costs.

     "Affiliate" shall mean, when used with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Receivables" shall mean, as of any time of determination, any amounts in respect of loans or advances owing to Borrower or another Loan Party from any of its Subsidiaries or Affiliates at such time.

     "Agreement" shall mean this Credit Agreement, including the Defined Terms Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as it may be amended from time to time.

     "Applicable Interest Rate" shall mean, with respect to the Indebtedness from time to time outstanding under any Note the rate or rates provided in the following table.

     ------------------------------ ---------------------------- ---------------
     Funded Debt to EBITDA          Eurodollar Margin            Base Rate
     ------------------------------ ---------------------------- ---------------
     Greater than 2.50x             200 bps                      Prime
     ------------------------------ ---------------------------- ---------------
     Less  than or  equal to 2.50x  175 bps                      Prime
     but greater  than or equal to
     2.00x
     ------------------------------ ---------------------------- ---------------
     Less than 2.00x                150 bps                      Prime
     ------------------------------ ---------------------------- ---------------

     "Business Day" shall mean any day, other than a Saturday, Sunday or holiday, on which the Bank is open to carry on all or substantially all of its normal commercial lending business in Dallas, Texas.

     "Capitalized Lease Obligation" shall mean any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     "Collateral" shall mean all property, assets and rights in which a Lien or other encumbrance in favor of or for the benefit of Bank is or has been granted

                                     DTA-1
or arises or has arisen, or may hereafter be granted or arise, under or in connection with any Loan Document, or otherwise, to secure the payment or performance of the Indebtedness.

     "Compliance Certificate" shall mean a certificate to be furnished by Borrower to Bank, in the form of Exhibit B, certified by the chief financial officer of Borrower (or in such officer's absence, another responsible officer of Borrower) pursuant to Section 4.3 of this Agreement, certifying that, as of the date thereof, no Default or Event of Default shall have occurred and be continuing, or if any Default or Event of Default shall have occurred and be continuing, specifying in detail the nature and period of existence thereof and any action taken or proposed to be taken by Borrower with respect thereto, and also certifying as to whether Borrower is in compliance with the financial covenants contained in Section 4.4 of this Agreement (which certificate shall set forth, in reasonable detail, the calculations and the resultant ratios and financial tests determined thereunder).

     "Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more persons of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of the Borrower includes consolidation with its Subsidiaries in accordance with GAAP.

     "Debt" shall mean, as of any applicable date of determination thereof, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

     "Default" shall mean, any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Default Rate" shall mean, at any time of determination thereof with respect to the applicable portion of the Indebtedness, a per annum rate of interest equal to the sum of the contractual rate of interest which would apply to such Indebtedness if the Default Rate was not then in effect plus two percent (2%).

     "Disbursement Date" shall mean the date upon which Bank makes a Loan under this Agreement.

     "EBITDA" shall mean, with respect to any Person, and as to any applicable period of determination, the Net Income of such Person for such period before deduction for interest expense (determined in accordance with GAAP), income taxes paid in cash (and other taxes of such Person determined by reference to the income or profits of such Person) and the amount of depreciation and amortization expense of such Person.

     "Environmental Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to Hazardous Materials or otherwise intended to regulate or improve health, safety or the environment, including, without limitation, any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials,

                                     DTA-2
asbestos, and/or other similar materials; any so-called "superfund" or "superlien" law, pertaining to Hazardous Materials on or about any of the Collateral, or any other property at any time owned, leased or otherwise used by any Loan Party, or any portion thereof, including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any other federal, state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, radioactive, flammable or dangerous waste, substance or material, as now or at anytime hereafter in effect.

     "Equipment" shall have the meaning assigned to such term in the UCC on the date of this Agreement together with all of the following to the extent, if any, the same are not included within such definition: all machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory) including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property that are leased and all rights and interests with respect thereto under such leases to the extent that any such lease does not prohibit or require a consent to the creation of a Lien in favor of the Bank (including, without limitation, options to purchase) together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto wherever any of the foregoing is located to the extent that any of the foregoing are now owned or hereafter acquired by the Borrower and to the extent that any other Loan Party now or hereafter grants or purports to grant a Lien upon all or any of the foregoing as security for all or any portion of the Indebtedness.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

     "Event of Default" shall mean any of those conditions or events listed in
Section 6.1 of this Agreement.

     "Financial Statements" shall mean all balance sheets, income statements, statements of profit and loss, surplus reconciliation statements, statements of cash flow and other financial data, statements and reports (whether of Borrower, any of its Subsidiaries, any Guarantor, or any other Loan Party or otherwise) which are required to, have been, or may from time to time hereafter, be furnished to Bank, for the purposes of, or in connection with, this Agreement, the transactions contemplated hereby or any of the Indebtedness.

     "Funded Debt" shall mean for Borrower, as of any date, the total outstanding principal balance of Debt which should be classified as "funded indebtedness" or "long term indebtedness" on the Borrower's balance sheet as of such date in accordance with GAAP and including the outstanding amount of Revolving Loans and the Letter of Credit Liabilities.

     "GAAP" shall mean generally accepted accounting principles consistently applied.

     "Good Faith" or "good faith" shall have the meaning ascribed to the term "good faith" in Article 1.201(19) of the UCC on the date of this Agreement.


                                     DTA-3

     "Governmental Authority" shall mean the United States, each state, each county, each city, and each other political subdivision in which all or any portion of the Collateral is located, and each other political subdivision, agency, or instrumentality exercising jurisdiction over Bank, any Loan Party or any Collateral.

     "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to any Loan Party, any of the Indebtedness or any Collateral.

     "Guarantor(s)" shall mean, as the context dictates, any Person(s) (other than the Borrower) who shall, at any time, guarantee or otherwise be or become obligated for the repayment of all or any part of the Indebtedness.

     "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purposes of, any Environmental Law(s).

     "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of any Loan Party to Bank under any Loan Document, together with all other indebtedness, obligations and liabilities whatsoever of Borrower to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, voluntary or involuntary, known or unknown, or originally payable to Bank or to a third party and subsequently acquired by Bank including, without limitation, any: late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any Lien or in pursuing any of its rights or remedies under any Loan Document or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower; debts, obligations and liabilities for which Borrower would otherwise be liable to the Bank were it not for the invalidity or enforceability of them by reason of any bankruptcy, insolvency or other law or for any other reason; and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise; provided, however, that the term Indebtedness shall not include any consumer loan to the extent treatment of such loan as part of the Indebtedness would violate any Governmental Requirement.

     "Intellectual Property" shall mean:

          (a) copyright rights, copyright applications, copyright registrations and like protections in work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the "Copyrights");

          (b) trade secrets and any and all intellectual property rights in computer software and computer software products;

          (c) design rights;

                                     DTA-4

          (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same;

          (e) trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business connected with and symbolized by such trademarks or servicemarks (collectively, the "Trademarks");

          (f) rights to the proceeds (excluding attorneys' and other professional and expert fees and expenses) arising from any and all claims or damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue on behalf of and collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) licenses and other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by any such license or right;

          (h) amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (i) proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "Inventory" shall have the meaning assigned to such term in the UCC on the date of this Agreement together with all goods, merchandise and other personal property of Borrower and each other Loan Party which shall pledge or purport to pledge the same as security for any of the Indebtedness, now owned or hereafter produced, manufactured or acquired by any such Person, which are held for sale or lease or are furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or to be used or consumed in any such Person's business, and any other Inventory of any such Person, as determined in accordance with GAAP.

     "Letter of Credit" shall mean a letter of credit issued by the Bank for the account of and/or upon the application of any Loan Party in accordance with this Agreement, as such Letter of Credit may be amended, supplemented, extended or confirmed from time to time.

     "Letter of Credit Liabilities" shall mean, at any time and in respect of all Letters of Credit, the sum of (a) the aggregate amount available to be drawn under all such Letters of Credit plus (b) the aggregate unpaid amount of all Reimbursement Obligations then due and payable in respect of previous drawings under such Letters of Credit.

     "Lien" shall mean any valid and enforceable interest in any property, whether real, personal or mixed, securing an indebtedness, obligation or liability owed to or claimed by any Person other than the owner of such property, whether such indebtedness is based on the common law or any statute or contract and including, but not limited to, a security interest, pledge, mortgage, assignment, conditional sale, trust receipt, lease, consignment or bailment for security purposes.

                                     DTA-5

     "Loan Documents" shall mean collectively, this Agreement, the Notes, any reimbursement agreement or other documentation executed in connection with any Letter of Credit, and any other documents, instruments or agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with any of the Indebtedness or any Loan Document (whether executed and delivered prior to, concurrently with or subsequent to this Agreement), as such documents may have been or may hereafter be amended from time to time.

     "Loan Party" shall mean Borrower, each of its Subsidiaries (whether or not a party to any Loan Document) and each other Person who or which shall be liable for the payment or performance of all or any portion of the Indebtedness or who or which shall own any property that is subject to (or purported to be subject to) a Lien which secured all or any portion of the Indebtedness.

     "Loans" shall mean, collectively, the Revolving Loans, and "Loan" shall mean any of them.

     "Material Adverse Effect" shall mean any act, event, condition or circumstance which could materially and adversely affect the business, operations, condition (financial or otherwise), performance or assets of any Loan Party, taken as a whole; the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or by which it is bound; or the enforceability of any Loan Document.

     "Maximum Legal Rate" shall mean the maximum rate of nonusurious interest per annum permitted to be paid by Borrower or, if applicable, another Loan Party or received by Bank with respect to the applicable portion of the Indebtedness from time to time under applicable state or federal law as now or as may be hereafter in effect, including, as to Chapter 1 D of Title 79 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "weekly ceiling rate" (as defined in ss.303 of the Texas Finance Code).

     "Net Income" shall mean the net income (or loss) of a Person for any applicable period of determination, determined in accordance with GAAP, but excluding, in any event:

          (a) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses; and

          (b) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

     "Net Worth" shall mean, with respect to any Person, and as to any applicable date of determination, the excess of (a) the net book value of all assets of such Person (excluding Affiliate Receivables) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (b) all Debt of such Person at such time.

                                     DTA-6

     "Notes" shall mean the Revolving Credit Note.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any Person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

     "Pension Plan(s)" shall mean any and all employee benefit pension plans of Borrower and/or any of its Subsidiaries in effect from time to time, as such term is defined in ERISA.

     "Permitted Encumbrances" shall mean:

          (a) Liens in favor of the Bank;

          (b) Liens for taxes, assessments or other governmental charges which are not yet due and payable, incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which are being contested in good faith by appropriate proceedings and, if requested by Bank, bonded in an amount and manner satisfactory to Bank;

          (c) Liens, not delinquent, arising in the ordinary course of business and created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

          (d) Liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law Liens securing obligations incurred in good faith in the ordinary course of business without violation of any Loan Document that are not yet due and payable;

          (e) encumbrances consisting of existing or future zoning restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is used, and none of which is violated in any material respect by any existing or proposed structure or land use and none of which is prohibited by any other Loan Document; and

          (f) Liens existing as of the date hereof as more particularly described in Schedule 5.5 attached to this Agreement and Liens subsequently approved by Bank in writing.

     "Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

     "Property" shall mean that certain real property described or identified in Exhibit A.

     "Reimbursement Obligations" shall mean, at any time and in respect of all Letters of Credit, the aggregate obligations any Loan Party, then outstanding or which may thereafter arise, to reimburse the Bank for any amount paid or incurred by the Bank in respect of any and all drawings under such Letter of Credit, together with any and all other Indebtedness, obligations and

                                     DTA-7
liabilities of any Loan Party to Bank related to such Letter of Credit arising under this Agreement, any Letter of Credit application or any other Loan Document.

     "Request for Advance" shall mean an oral or written request or authorization for an advance of Loan proceeds which if made in writing shall be in the form annexed hereto as Exhibit C, or in such other form as is acceptable to Bank.

     "Revolving Credit Maturity Date" shall mean July 26, 2007 or such earlier date on which the entire unpaid principal amount of al Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.

     "Revolving Credit Maximum Amount" shall mean TWENTY-TWO MILLION DOLLARS ($22,000,000).

     "Revolving Credit Note" shall mean the Revolving Credit Note of even date herewith in the original principal amount of $22,000,000 made by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

     "Revolving Loan" shall mean an advance made, or to be made, under the revolving credit loan facility to or for the credit of Borrower by the Bank pursuant to the Loan Terms, Conditions and Procedures Addendum.

     "Subsidiary" shall mean as to any particular parent entity, any corporation, partnership, limited liability company or other entity (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding equity ownership interests having voting rights as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by such parent entity.

     "Survey" shall mean a current certified survey of the Property satisfying Bank's requirements.

     "Telephone Notice Authorization" shall mean an agreement in form satisfactory to Bank authorizing telephonic and facsimile notices of borrowing and establishing a codeword system of identification in connection therewith.

     "Title Insurance" shall mean a title insurance policy or policies in form satisfactory to Bank, in an amount required by the Bank, insuring that the Bank holds a valid first and prior Lien covering the Property and is subject only to those exceptions and encumbrances which Bank may approve, issued by a title company acceptable to the Bank; such title insurance policy shall, if required by the Bank, include an adjustable mortgage loan endorsement, a revolving credit endorsement and/or such other endorsements as Bank shall require.

     "UCC" shall mean the Uniform Commercial Code as adopted and in force in the State of Texas, as amended.

                                     DTA-8

                 LOAN TERMS, CONDITIONS AND PROCEDURES ADDENDUM
                 ----------------------------------------------


SECTION 1. REVOLVING CREDIT FACILITY

     1.1 Revolving Credit Commitment. Subject to the terms and conditions of the Loan Documents, the Bank agrees to make Revolving Loans to Borrower at any time and from time to time from the effective date hereof until (but not including) the Revolving Credit Maturity Date. The aggregate principal amount of Revolving Loans at any time outstanding plus the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. All of such Revolving Loans shall be evidenced by the Revolving Credit Note, under which advances, repayments and re-advances may be made, subject to the terms and conditions of the Loan Documents.

     1.2 Repayment of and Interest on the Revolving Credit Note. Each Revolving Loan evidenced by the Revolving Credit Note from time to time outstanding hereunder shall, from and after the date of such Revolving Loan, bear interest at a per annum rate equal to the Applicable Interest Rate until the occurrence of an Event of Default and thereafter at the Default Rate and shall be due and payable in accordance with the terms of the Revolving Credit Note. All unpaid principal, accrued and unpaid interest and other amounts owing under the Revolving Credit Note shall be due and payable on the Revolving Credit Maturity Note.

     1.3 Requests for Advances. Except as hereinafter provided, Borrower may request a Revolving Loan by submitting to Bank a Request for Advance by an authorized officer or other representative of Borrower, subject to the following:

          (a) each such Request for Advance shall include, without limitation, the proposed amount of such Revolving Loan and the proposed Disbursement Date, which date must be a Business Day;

          (b) each such Request for Advance shall be communicated to Bank by 11:00 a.m. (Houston, Texas time) on the proposed Disbursement Date;

          (c) a Request for Advance, once communicated to Bank, shall not be revocable by Borrower;

          (d) each Request for Advance, once communicated to Bank, shall constitute a representation, warranty and certification by Borrower as of the date thereof that:

               (i) both before and after the making of such Revolving Loan, the obligations set forth in the Loan Documents are and shall be valid, binding and enforceable obligations of each Loan Party, as applicable;

               (ii) all terms and conditions precedent to the making of such Revolving Loan have been satisfied, and shall remain satisfied through the date of such Revolving Loan;

               (iii) the making of such Revolving Loan will not cause the aggregate outstanding principal amount of all Revolving Loans plus the Letter of Credit Liabilities to exceed the Revolving Credit Maximum Amount;

                                    LTCPA-1

               (iv) no Default or Event of Default shall have occurred or be in existence, and none will exist or arise upon the making of such Revolving Loan;

               (v) the representations and warranties contained in the Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of the making of such Revolving Loan;

               (vi) the Request for Advance will not violate the terms or conditions of any contract, indenture, agreement or other borrowing of any Loan Party; and

               (vii) after giving effect to the Request for Advance, Borrower will remain in compliance with the Asset Coverage Ratio in Section 4.4(d) of the Agreement.

     Bank may elect (but without any obligation to do so) to make a Revolving Loan upon the telephonic or facsimile request of Borrower, provided that Borrower has first executed and delivered to Bank a Telephone Notice Authorization. If any such Revolving Loan based upon a telephonic or facsimile request is made by Borrower, Bank may require Borrower to confirm said telephonic or facsimile request in writing by delivering to Bank, on or before 11:00 a.m. (Houston, Texas time) on the next Business Day following the Disbursement Date of such Revolving Loan, a duly executed written Request for Advance, and all other provisions of this Section 1 shall be applicable with respect to such Revolving Loan. In addition, Borrower may authorize the Bank to automatically make Revolving Loans pursuant to such other written agreements as may be entered into by Bank and Borrower.

     1.4 Prepayment. Borrower may prepay all or part of the outstanding balance under the Revolving Credit Note at any time, without premium, penalty or prejudice to the right of Borrower to reborrow under the terms of this Agreement, subject to the terms and conditions of the Loan Documents.

     1.5 Revolving Credit Maximum Amount and Reduction of Indebtedness. Notwithstanding anything contained in this Agreement to the contrary, the aggregate principal amount of all Revolving Loans at any time outstanding plus the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. If said limitations are exceeded at anytime, Borrower shall immediately, without demand by Bank, pay to Bank an amount not less than such excess, or, if Bank, in its sole discretion, shall so agree, Borrower shall provide Bank cash collateral in an amount not less than such excess, and Borrower hereby pledges and grants to Bank a security interest in such cash collateral so provided to Bank.

     1.6 Use of Proceeds of Revolving Loans. The proceeds of Revolving Loans shall be used to refinance existing debt and for other working capital needs of Borrower.

     1.7 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to any of the Loan Documents or the transactions contemplated thereby.

     1.8 Unused Commitment Fee. Borrower shall pay to Bank an unused commitment fee in an amount equal to the product of (a) 0.25% multiplied by (b) the difference between (i) the Revolving Credit Maximum Amount and (ii) the aggregate outstanding principal balance of all Revolving Loans and Letter of

                                    LTCPA-2

Credit Liabilities. Such fee shall be computed on a daily basis and shall be payable quarterly in arrears as of the end of each of Borrower's fiscal quarters. Bank shall invoice Borrower for such fees, which invoice shall be due and payable within fifteen (15) days after receipt.

     1.9 Letters of Credit.

          (a) Letters of Credit. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Bank shall, upon request from Borrower from time to time prior to the Revolving Credit Maturity Date, issue one or more Letters of Credit. The Letter of Credit Liabilities shall not exceed $500,000; and the sum of (i) the outstanding principal balance of all Revolving Loans plus (ii) the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. Letters of Credit may be issued to finance working capital needs. Each Letter of Credit issued pursuant to this Agreement shall be in a minimum amount of $25,000. No Letter of Credit shall have a stated expiration date later than thirty (30) days prior to the Revolving Credit Maturity Date.

          (b) Additional Provisions. The following additional provisions shall apply to each Letter of Credit:

               (i) Borrower shall give the Bank written notice requesting each issuance of a Letter of Credit hereunder not less than three (3) Business Days prior to the requested issuance date and shall furnish such additional information regarding such transaction as Bank may request. The issuance by Bank of each Letter of Credit shall, in addition to the conditions precedent set forth elsewhere in this Agreement, be subject to the conditions precedent that (A) such Letter of Credit shall be in form and substance satisfactory to Bank, (B) Borrower shall have executed and delivered such applications and other instruments and agreements relating to such Letter of Credit as Bank shall have requested and are not inconsistent with the terms of this Agreement (C) each of the statements in Section 1.3(d)(i), (ii), (iv),
          (v) and (vi) of this Loan Terms, Conditions and Procedures Addendum are true as of the date of issuance of such Letter of Credit with respect to issuance of such Letter of Credit (as opposed to making a Revolving Loan), and the submission of an application for issuance of a Letter of Credit shall constitute a representation, warranty and certification of Borrower to that effect and (D) no Letter of Credit may be issued if after giving effect thereto, the sum of the aggregate outstanding principal balance of all Revolving Loans plus the Letter of Credit Liabilities would exceed the Revolving Credit Maximum Amount. With respect to the issuance or renewal of each Letter of Credit, Borrower shall pay to Bank such letter of credit fees and other expenses customarily charged by Bank in connection with the issuance or renewals of letters of credit.

               (ii) Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse Bank for any amount paid by Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind, all of which are hereby waived. Unless Borrower shall elect to otherwise satisfy such Reimbursement Obligation, such reimbursement shall, subject to

                                    LTCPA-3
          satisfaction of any conditions provided herein for the making of Revolving Loans and to the Revolving Credit Maximum Amount, automatically be made by advancing to Borrower a Revolving Loan in the amount of such Reimbursement Obligation.

          (c) Indemnification; Release. Borrower hereby indemnifies and agrees to defend and hold harmless Bank and its officers, directors, employees, agents and representatives from and against any and all claims and damages, losses, liabilities, costs or expenses which any such indemnified party may incur (or which may be claimed against Bank or any such indemnified party by any person whatsoever), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, in connection with the execution and delivery of any Letter of Credit or transfer of or payment or failure to pay under any Letter of Credit; provided that Borrower shall not be required to indemnify any party seeking indemnification for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the party seeking indemnification, or (ii) by the failure by the party seeking indemnification to pay under any Letter of Credit after the presentation to it of a request required to be paid under applicable law.

SECTION 2. FUNDING LOANS, PAYMENTS, RECOVERIES AND COLLECTIONS

     2.1 Funding Loans. Subject to the satisfaction of all conditions precedent to the making and funding of any Loan set forth in any Loan Document, including, without limitation, those conditions precedent set forth in Section 5 of this Addendum, Bank shall make the proceeds of any such Loan available to Borrower by 11:00 a.m. (Houston, Texas time) on the respective Disbursement Date of such Loan, by depositing such proceeds into such account maintained by Borrower with Bank as Borrower shall designate in writing or as otherwise agreed to in writing by Borrower and Bank.

     2.2 Bank's Books and Records. The amount and date of each Loan hereunder, the amount from time to time outstanding under each Note, the Applicable Interest Rate in respect of each Loan, and the amount and date of any repayment hereunder or under any of the Notes, shall be noted on Bank's books and records, which shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to pay to Bank all amounts owing to Bank under or pursuant to the Loan Documents, in each case, when due in accordance with the terms hereof or thereof.

     2.3 Payments on Non-Business Day. In the event that any payment of any principal, interest, fees or any other amounts payable by Borrower under or pursuant to any Loan Document shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the Applicable Interest Rate(s) for and during any such extension.

     2.4 Payment Procedures. Unless otherwise expressly provided in a Loan Document, all sums payable by Borrower to Bank under or pursuant to any Loan Document, whether principal, interest, or otherwise, shall be paid, when due, directly to Bank at the office of Bank identified on the signature page of this

                                    LTCPA-4

Agreement, or at such other office of Bank as Bank may designate in writing to Borrower from time to time, in immediately available United States funds, and without setoff, deduction or counterclaim. Bank may, in its discretion, charge any and all deposit or other accounts (including, without limitation, any account evidenced by a certificate of deposit or time deposit) of Borrower maintained with Bank for all or any part of any Indebtedness then due and payable; provided, however, that such authorization shall not affect Borrower's obligations to pay all Indebtedness, when due, whether or not any such account balances maintained by Borrower with Bank are insufficient to pay any amounts then due,

     2.5 Maximum Interest Rate. At no time shall any Applicable Interest Rate or Default Rate under this Agreement or any Note, or otherwise in respect of any Loan or any Indebtedness hereunder, exceed the Maximum Legal Rate, giving due consideration to the execution of this Agreement and each Note. In the event that any interest is charged or otherwise received by Bank in excess of the Maximum Legal Rate, Borrower hereby acknowledges and agrees that any such excess interest shall be the result of an accidental and bona fide error, and any such excess shall be deemed to have been payments of principal, and not of interest, and shall be applied, first, to reduce the principal Indebtedness then outstanding, second, any remaining excess, if any, shall be applied to reduce any other Indebtedness, and third, any remaining excess, if any, shall be returned to Borrower. Notwithstanding the foregoing or anything to the contrary contained in this Agreement or any other Loan Document, but subject to all limitations contained in this paragraph, if at anytime any Applicable Interest Rate or Default Rate or other rate of interest applicable to any portion of the Indebtedness is computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Applicable Interest Rate, Default Rate or such other rate of interest shall not reduce such interest rate thereafter payable below the Maximum Legal Rate until the aggregate amount of interest accrued equals the total amount of interest that would have accrued if interest had, at all times, been computed solely on the basis of the Applicable Interest Rate, Default Rate or such other interest rate. This paragraph shall control all agreements between the Borrower and the Bank.

     2.6 Receipt of Payments by Bank. Any payment by Borrower of any of the Indebtedness made by mail will be deemed tendered and received by Bank only upon actual receipt thereof by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or in any other manner, and such payment shall not be deemed to have been made in a timely manner unless actually received by Bank on or before the date due for such payment, time being of the essence. Borrower expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and any failure to pay the entire amount then due shall constitute and continue to be an Event of Default hereunder. Bank shall be entitled to exercise any and all rights and remedies conferred upon and otherwise available to Bank under any Loan Document upon the occurrence and during the continuance of any such Event of Default. Prior to the occurrence of any Default, Borrower shall have the right to direct the application of any and all payments made to Bank hereunder to the Indebtedness evidenced by the respective Notes. Borrower waives the right to direct the application of any and all payments received by Bank hereunder at any time or times after the occurrence and during the continuance of any Default. Borrower further agrees that after the occurrence and during the continuance of any Default, or prior to the occurrence of any Default if Borrower has failed to direct such application, Bank shall have the continuing

                                    LTCPA-5
exclusive right to apply and to reapply any and all payments received by Bank at any time or times, whether as voluntary payments, proceeds from any Collateral, offsets, or otherwise, against the Indebtedness in such order and in such manner as Bank may, in its sole discretion, deem advisable, notwithstanding any entry by Bank upon any of its books and records. Borrower hereby expressly agrees that, to the extent that Bank receives any payment or benefit of or otherwise upon any of the Indebtedness, and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a trustee, receiver, or any other Person under any bankruptcy act, state or federal law, common law, equitable cause or otherwise, then to the extent of such payment or benefit, the Indebtedness, or part thereof, intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made or received by Bank, and, further, any such repayment by Bank shall be added to and be deemed to be additional Indebtedness.

     2.7 Security. Payment and performance of the Indebtedness shall be secured by Liens on all of the assets and properties of Borrower and of such other Loan Parties as Bank may require from time to time and shall be guaranteed by the Guarantors.

SECTION 3. CONDITIONS PRECEDENT

     3.1 Conditions Precedent to First Loan or First Letter of Credit. The obligation of the Bank to issue the first Letter of Credit or to make the first Revolving Loan under or pursuant to this Agreement shall be subject to the following conditions precedent:

          (a) Execution of this Agreement, Notes and other Loan Documents. Borrower shall have executed and delivered to Bank, or caused to have been executed and delivered to Bank, this Agreement, the Notes and all other Loan Documents, and this Agreement (including all addenda, schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), such Notes, and all other Loan Documents, shall be in full force and effect and binding and enforceable obligations of Borrower and, to the extent that it is a party thereto or otherwise bound thereby, of each other Person who may be a party thereto or bound thereby.

          (b) Authority Documents. Bank shall have received: (i) copies of resolutions of the board of directors, partners or members or managers, as applicable, of each Loan Party evidencing approval of the borrowing hereunder and the transactions contemplated by the Loan Documents, and authorizing the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party or by which it is otherwise bound, which resolutions shall have been certified by a duly authorized officer, partner or other representative, as applicable, of each Loan Party as of the date of this Agreement as being complete, accurate and in full force and effect; (ii) incumbency certifications of a duly authorized officer, partner or other representative, as applicable, of each Loan Party, in each case, identifying those individuals who are authorized to execute the Loan Documents for and on behalf of such Person(s), respectively, and to otherwise act for and on behalf of such Person(s);
     (iii) certified copies of each of such Person(s)' articles of incorporation and bylaws, partnership agreement, certificate of limited partnership, articles of organization, regulations or operating agreement, as applicable, and all amendments thereto; and (iv) certificates of existence, good standing and authority to do business, as applicable, certified substantially contemporaneously with the date of this Agreement, from the

                                    LTCPA-6
     state or other jurisdiction of each of such Person(s)' organization and from every other state or jurisdiction in which such Person is required, under applicable law, to be qualified to do business.

          (c) Collateral Documents. As security and support for the payment and performance of all Indebtedness of Borrower to Bank, all Indebtedness of Borrower to Bank, Borrower shall have furnished, executed and delivered to Bank, or shall have caused to have been furnished, executed and delivered to Bank, prior to or concurrently with the Disbursement Date for the initial Loan hereunder, in form satisfactory to Bank, the following documents, and Bank shall have received proof that appropriate security agreements, financing statements, mortgages, deeds of trust, collateral and other documents covering the Collateral shall have been executed and delivered by the appropriate Persons and recorded or filed in such jurisdictions and such other steps shall have been taken as necessary to perfect, subject only to Permitted Encumbrances, the Liens granted thereby:

               (i) a security agreement creating a Lien on all accounts receivable and Equipment of Borrower;

               (ii) a deed of trust or mortgage on each Property described on Exhibit A attached hereto;

               (iii) a guaranty executed by each Guarantor;

               (iv) financing statements required or requested by Bank to perfect all security interests to be conferred upon Bank under the Loan Documents and to accord Bank a perfected security position in the Collateral, subject only to Permitted Encumbrances;

               (v) such additional documents or certificates as may be required by Bank and/or required under the terms of any and every Loan Document; and

               (vi) such other documents or agreements of security and appropriate assurances of validity, perfection and priority of Lien as Bank may request.


          (d) Legal Opinion Letter. Borrower shall have furnished to Bank an opinion of Borrower's legal counsel, dated as of the date of this Agreement, and covering such matters as are required by Bank and which is otherwise satisfactory in form and substance to Bank.

          (e) Licenses, Permits, Approvals, Etc. To the extent necessary and applicable, Borrower shall have received any and all necessary authorizations, approvals and consents from all applicable Governmental Authorities in respect of the borrowing by Borrower of the Loans hereunder, the Loan Documents and the transactions contemplated by any Loan Document; and Bank shall have also received copies of each authorization, license, permit, consent, order or approval of, or registration, declaration or filing with, any Governmental Authority or any securities exchange or other Person obtained or made by Borrower or any other Person in connection with the transactions contemplated by the Loan Documents and which is material to the financial condition of Borrower or such other Person or the conduct of its business or the transactions contemplated hereby or the Collateral.

                                    LTCPA-7

          (f) UCC Lien Search. Bank shall have received UCC, tax lien and judgment lien record and copy searches (and, if any collateral constitutes Intellectual Property, patent, copyright and trademark searches), disclosing no notice of any Liens or encumbrances filed against any of the Collateral, other than the Permitted Encumbrances.

          (g) Casualty Insurance. Borrower shall have furnished to Bank, or cause to have been furnished to Bank, in form and content and in amounts and with companies satisfactory to Bank, casualty insurance policies, with loss payable and mortgagee clauses in favor of Bank, relating to the assets and properties (including, but not limited to, the Collateral) of Borrower any applicable Loan Party.

          (h) Title Report. Borrower shall have furnished to Bank, or caused to have been furnished to Bank, a title report of the Property, showing the status of the title and the existence of any Liens.

          (i) Approval of Bank Counsel. All actions, proceedings, instruments and documents required to carry out the borrowings and transactions contemplated by this Agreement or any other Loan Document or incidental thereto, and all other related legal matters, shall have been satisfactory to and approved by legal counsel for Bank, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have requested.

          (j) Compliance with Certain Documents and Agreements. Each Loan Party shall have each performed and complied with all agreements and conditions contained in the Loan Documents applicable to it and which are then in effect.

          (k) Field Audit. Bank shall have received a field audit satisfactory in form and substance to Bank.

          (l) Other Documents and Instruments. Bank shall have received such other instruments and documents (not inconsistent with the terms hereof) as Bank may request in connection with the making of the Loans hereunder, and all such instruments and documents shall be satisfactory in form and substance to Bank.

     3.2 Conditions Precedent to Disbursement of All Loans and All Letters of Credit. In addition to any other terms and conditions set forth in this Agreement, including, without limitation, those set forth in Section 5.1 above, the obligation of Bank to make any Loan or to issue any Letter of Credit under this Agreement, including, without limitation, the initial Loan hereunder, shall be further subject to the satisfaction of each of the following conditions precedent on or before the Disbursement Date for such Loan:

          (a) Execution and Delivery of Note. Borrower shall have executed and delivered to Bank the applicable Note, with appropriate insertions, to evidence such Loan and the Indebtedness of Borrower in respect thereof.

          (b) Loan Documents Binding and Enforceable. All Loan Documents shall be in full force and effect and binding and enforceable obligations of each Loan Party.

          (c) Representations and Warranties. Each of the representations and warranties of each Loan Party under any Loan Document shall be true and correct in all material respects.

                                    LTCPA-8

          (d) No Default or Material Adverse Change. No Default or Event of Default shall have occurred and be continuing; there shall have been no material adverse change in the condition (financial or otherwise), properties, business, or operations of any Loan Party since the date of the Financial Statements most recently delivered to Bank prior to the date of this Agreement; and no provision of law, any order of any Governmental Authority, or any regulation, rule or interpretation thereof, shall have had any material adverse effect on the validity or enforceability of any Loan Document.


                                    LTCPA-9

                                   EXHIBIT "A"

                             Description of Property
                             -----------------------

                                   EXHIBIT "B"

                         Form of Compliance Certificate
                         ------------------------------


     This Compliance Certificate (this "Certificate") is executed and delivered to Comerica Bank ("Bank") by ENGlobal Corporation ("Borrower") this ___ day of ___________, 20___. All capitalized terms used but not defined herein shall have the meanings given to such terms in that certain Credit Agreement dated as of July ___, 2004 between Bank and Borrower (as renewed, extended, modified and restated from time to time, the "Credit Agreement"). The undersigned hereby certifies to Bank as follows:

          (1) The undersigned is the duly elected, qualified and acting ____________ of Borrower and, as such, is authorized to make and deliver this Certificate.

          (2) The undersigned has reviewed the provisions of the Credit Agreement and confirms that, as of the date hereof:

               (a) the representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof;

               (b) no Default or Event of Default has occurred and is continuing or is imminent, and Borrower has complied with all of the terms, covenants and conditions set forth in the Credit Agreement; and

               (c) attached hereto as Schedule A is a report prepared by the undersigned setting forth information and calculations that demonstrate compliance (or noncompliance) with each of the covenants set forth in Section 4.4 of the Credit Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]
                     ---------------------------------------

     The foregoing certificate is given in the capacity of each of the undersigned as an officer of Borrower, not in his/her individual capacity.

                              ENGLOBAL CORPORATION,
                              a Nevada corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ENGLOBAL CORPORATE SERVICES, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              THERMAIRE, INC., a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ENGLOBAL ENGINEERING, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ENGLOBAL CONSTRUCTION
                              RESOURCES, INC., a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ENGLOBAL SYSTEMS, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              RPM ENGINEERING, INC.,
                              a Louisiana corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ENGLOBAL TECHNOLOGIES, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ENGLOBAL CONSTANT POWER, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              SENFTLEBER & ASSOCIATES, L.P.,
                              a Texas limited partnership

                              By:      ENGlobal Design Group, Inc.,
                                       a Texas corporation, its general partner


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ENGLOBAL DESIGN GROUP, INC.,
                              a Texas corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                   SCHEDULE A
                                   ----------


--------------------------------------------------------------------------------
1. Debt to Capitalization Ratio.
--------------------------------------------------------------------------------
a. Funded Debt                                                  $
--------------------------------------------------------------------------------
b. Debt plus Net Worth                                          $
--------------------------------------------------------------------------------
c. Debt to Capitalization Ratio [(a) / (b)]:                      ____ to 1.00
--------------------------------------------------------------------------------
d. Section 4.4 presently requires the Debt                        0.40 to 1.00
    to Capitalization Ratio be not more than:

   Covenant Satisfied:

   Covenant Not Satisfied:

   Covenant Not Tested:
--------------------------------------------------------------------------------
2. Minimum Net Worth.
--------------------------------------------------------------------------------
a. Net Worth                                                    $
--------------------------------------------------------------------------------
b. Section 4.4 presently requires Minimum Net Worth of:         $

   Covenant Satisfied:

   Covenant Not Satisfied:

   Covenant Not Tested:
--------------------------------------------------------------------------------
3. Maximum Leverage Ratio.
--------------------------------------------------------------------------------
a. Funded Debt:                                                 $
--------------------------------------------------------------------------------
b. Adjusted EBITDA:                                             $
--------------------------------------------------------------------------------
c. Leverage Ratio [(a) / (b)]:                                    ____ to 1.00
--------------------------------------------------------------------------------
d. Section 4.4 presently requires the                             3.00 to 1.00
   Maximum Leverage Ratio be not more than:

   Covenant Satisfied:

   Covenant Not Satisfied:

   Covenant Not Tested:
--------------------------------------------------------------------------------
4. Asset Coverage Ratio.
--------------------------------------------------------------------------------
a. outstanding balance of all Revolving Loans:                  $
--------------------------------------------------------------------------------

b. outstanding accounts receivable (billed and unbilled):       $
--------------------------------------------------------------------------------
c. Asset Coverage Ratio [(a) / (b)]:                               ____ to 1.00
--------------------------------------------------------------------------------
d. Section 4.4 presently requires the                               1.00 to 1.00
   Asset Coverage Ratio be not more than:

   Covenant Satisfied:

   Covenant Not Satisfied:

   Covenant Not Tested:
--------------------------------------------------------------------------------

                                   EXHIBIT "C"

                           Form of Request for Advance


     The undersigned hereby requests COMERICA BANK ("Bank") to make a Revolving Loan to the undersigned on the ___ day of ___________, 20___ in the amount of ____________________ Dollars ($_____________) under the Credit Agreement dated as of July ___, 2004 by and between the undersigned and Bank (herein called the "Credit Agreement").

     The undersigned represents, warrants and certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement, and none will exist upon the making of the Revolving Loan requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Revolving Credit Note plus the Letter of Credit Liabilities will not exceed the Revolving Credit Maximum Amount.

     The undersigned hereby authorizes Bank to disburse the proceeds of the Revolving Loan being requested by this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned and Bank may otherwise agree.

     Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     Dated this ___ day of ____________, 20___.


                                 ENGLOBAL CORPORATION,
                                 a Nevada corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ENGLOBAL CORPORATE SERVICES, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 THERMAIRE, INC., a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 ENGLOBAL ENGINEERING, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ENGLOBAL CONSTRUCTION
                                 RESOURCES, INC., a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ENGLOBAL SYSTEMS, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 RPM ENGINEERING, INC.,
                                 a Louisiana corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 ENGLOBAL TECHNOLOGIES, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ENGLOBAL CONSTANT POWER, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 SENFTLEBER & ASSOCIATES, L.P.,
                                 a Texas limited partnership

                                 By:  ENGlobal Design Group, Inc.,
                                      a Texas corporation, its general partner


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                 ENGLOBAL DESIGN GROUP, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------